UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2024
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 6, 2024, D-Wave Quantum Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which its stockholders (1) elected Emil Michael, Amy Cappellanti-Wolf and Philip Adam Smalley III as Class II directors to serve until the 2027 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified; (2) did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit officer exculpation; and (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

1	The voting results with respect to the election of directors were as follows:

	For	Against	Abstain	Broker Non-Votes
Emil Michael	77,927,555	1,653,939	347,938	31,034,997
Amy Cappellanti-Wolf	78,888,942	671,183	369,307	31,034,997
Philip Adam Smalley III	77,498,926	2,054,628	375,878	31,034,997

2	The voting results with respect to a proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to permit officer exculpation, which was not approved because it did not receive the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting, were as follows:

For	Against	Abstain	Broker Non-Votes
78,429,926	1,110,906	389,017	31,034,997

3	The voting results with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 were as follows:

For	Against	Abstain	Broker Non-Votes
110,363,100	232,613	368,716	N/A
Also, on June 6, 2024, the Board of Directors (the “Board”) of the Company appointed Sec. Kirstjen Nielsen to serve as a member of the Board’s Nominating and Governance Committee to replace Emil Michael, effective immediately after the Annual Meeting. Sec. Nielsen is a current independent member of the Board.

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer